UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 11, 2023

VINEBROOK HOMES TRUST, INC.
(Exact Name Of Registrant As Specified In Charter)

Maryland	000-56274	83-1268857
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Crescent Court, Suite 700
Dallas, Texas 75201
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 276-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 11, 2023, VineBrook Homes Trust, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the 2023 Long Term Incentive Plan (the “2023 LTIP”). The purpose of the 2023 LTIP is to attract and retain directors, officers and other key employees and advisors of the Company and its subsidiaries and affiliates and to provide such persons with incentives and rewards for performance.

For additional information regarding the 2023 LTIP, see “Proposal 2-Approval of the VineBrook Homes Trust, Inc. 2023 Long Term Incentive Plan” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 26, 2023 (the “Proxy Statement”).

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the 2023 LTIP, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 11, 2023, the Company held its Annual Meeting. All matters submitted for approval by the Company’s stockholders at the Annual Meeting, as described in the Company’s Proxy Statement, were approved. The number of shares of common stock entitled to vote at the Annual Meeting was 24,769,760, representing the number of shares outstanding as of April 3, 2023, the record date for the Annual Meeting.

The results of each matter voted on were as follows:

1.	Election of directors. The following directors were elected for terms expiring at the 2024 annual meeting of stockholders:

	Votes For	Votes Withheld
James Dondero	9,846,721	2,619,172
Brian Mitts	12,384,821	81,072
Edward Constantino	11,806,587	659,306
Scott Kavanaugh	11,830,051	635,842
Arthur Laffer	11,770,254	695,639
Dana Sprong	11,823,232	642,662
Carol Swain	11,841,288	624,606
Catherine Wood	12,242,624	223,269

2.	Approval of the VineBrook Homes Trust, Inc. 2023 Long Term Incentive Plan. The 2023 Long Term Incentive Plan was approved.

Votes For	Votes Against	Abstentions
11,388,824	288,804	788,265

3.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2023. The appointment was ratified.

Votes For	Votes Against	Abstentions
12,377,185	47,578	41,131

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	VineBrook Homes Trust, Inc. 2023 Long Term Incentive Plan
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VINEBROOK HOMES TRUST, INC.

By:	/s/ Brian Mitts
Name: Brian Mitts Title: President, Chief Financial Officer, Assistant Secretary and Treasurer

Date: July 13, 2023